APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Administrator Class	0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Alternative Strategies Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asia Pacific Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Large Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Municipal Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
California Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Capital Growth Fund Class A Class C Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Common Stock Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Core Bond Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Disciplined U.S. Core Fund Class A Class C Administrator Class	0.25 0.25 0.25
Discovery Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified International Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.10 0.25 0.25
Emerging Growth Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Emerging Markets Equity Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Emerging Markets Equity Select Fund Class A Class C Administrator Class	0.25 0.25 0.25
Emerging Markets Local Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Endeavor Select Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Enterprise Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Global Long/Short Fund[1] Class A Class C Administrator Class	0.25 0.25 0.25
Global Opportunities Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Government Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Government Securities Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Growth Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Growth Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Service Class	0.10 0.25
High Income Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Income Plus Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25
Inflation-Protected Bond Fund[2] Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
International Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
International Equity Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
International Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Intrinsic World Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Large Cap Core Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25 0.25
Large Company Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.25 0.25 0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Municipal Cash Management Money Market Fund Administrator Class Service Class	0.10 0.25
Municipal Money Market Fund Class A Investor Class Service Class Sweep Class	0.25 0.25 0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
North Carolina Tax-Free Fund Class A Class C	0.25 0.25
Omega Growth Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Opportunity Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Pennsylvania Tax-Free Fund Class A Class B Class C	0.25 0.25 0.25
Precious Metals Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Premier Large Company Growth Fund Class A Class B Class C Class R4 Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25 0.25
Short Duration Government Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Short-Term Bond Fund Class A Class C Investor Class	0.25 0.25 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Small Cap Opportunities Fund Administrator Class	0.25
Small Cap Value Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Small Company Growth Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Small Company Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Small/Mid Cap Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Special Small Cap Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
Strategic Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Traditional Small Cap Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Treasury Plus Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
WealthBuilder Conservative Allocation Portfolio	0.25
WealthBuilder Equity Portfolio	0.25
WealthBuilder Growth Allocation Portfolio	0.25
WealthBuilder Growth Balanced Portfolio	0.25
WealthBuilder Moderate Balanced Portfolio	0.25
WealthBuilder Tactical Equity Portfolio	0.25
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

Most recent annual approval:  June 1, 2014

Appendix A amended: August 13, 2014

The foregoing fee schedule is agreed to as of August 13, 2014 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Aldo Ceccarelli

   Senior Vice President

1.   On August 13, 2014 the Board of Wells Fargo Funds Trust approved the establishment of the Global Long/Short Fund.  The Fund will commence operations in the fourth quarter 2014.

2.   On August 13, 2014 the Board of Wells Fargo Funds Trust approved the name change of the Inflation-Protected Bond Fund to the Real Return Fund effective on or about December 1, 2014.